UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): September 14, 2005

ITT EDUCATIONAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street

Carmel, Indiana	46032-1404

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 8.01.	Other Events.

On September 14, 2005, the United States District Court for the Southern District of Indiana dismissed without prejudice all of the claims against all of the defendants in the consolidated securities class action lawsuit filed against the Registrant and ten of its current and former directors and executive officers under the caption: City of Austin Police Retirement System, Individually and on Behalf of All Others Similarly Situated v. ITT Educational Services, Inc., et al. The plaintiffs have until October 14, 2005 to file an amended complaint.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2005

ITT Educational Services, Inc.

By:	/s/ Clark D. Elwood
Name: Clark D. Elwood
Title: Senior Vice President,

General Counsel and Secretary

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